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                                                                   EXHIBIT 10.19


               AMENDMENT NO. 1 TO MANAGEMENT SERVICES AGREEMENT

         This Amendment No.1 to that certain Management Services Agreement (this "Amendment"), dated as of February 3, 1997, by and among Decor Group, Inc., a Delaware corporation ("Decor"), and Interiors, Inc., a Delaware corporation ("Interiors").

                             W I T N E S E T H :


         WHEREAS, Decor and Interiors are parties to that certain Management Services Agreement dated as of April 23, 1996 (the "Existing Agreement"); and

         WHEREAS, Decor and Interiors desire to amend the Existing Agreement to effect the changes provided for herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Effective as of the date hereof, the Existing Agreement is hereby amended as follows:

                  (A) The first sentence of Section 3 shall be deleted in its entirety and in lieu thereof the following sentence shall be inserted:

                  As compensation to Interiors for its management and advisory services to Decor under this Agreement, Decor agrees to pay to Interiors an annual fee (the "Management Fee") equal to the greater of (i) $90,000 or (ii) 1 1/2% of the Excess Cashflow of Artisan Acquisition Corporation.

                  (B) Section 18 shall be deleted in its entirety and in lieu thereof the following shall be inserted:

                  This Management Services Agreement may not be amended, changed, supplemented, or modified in any manner, without the unanimous consent of the Board of Directors of Decor.

                  (C) A new section, Section 21, shall be added as follows:

                  21. Voting of Interior's Shares; Certain Restrictions. Interiors agrees to vote all shares of capital stock of Decor held by it or its affiliates in favor of Matthew Harriton, or his nominee, as a director of Decor, at any and all meetings of stockholders called for the purpose of electing directors, or any written consent of

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                  stockholders in lieu thereof, during the period commencing on the date hereof and ending on December 31, 1999. Notwithstanding the foregoing, in the event that Mr. Harriton notifies Interiors in writing that he declines to stand for election to the Board of Directors, and declines to identify a nominee, Interiors shall not be bound by its obligations under the preceding sentence.

                  So long as Decor fails to have Excess Cashflow of not less than four million dollars ($4,000,000) as of December 31 during any given fiscal year prior to December 31, 1999, Interiors will not cause Decor to make, nor shall Decor make, any payments, of any kind, to Interiors, its subsidiaries or affiliates, or to any third party on behalf of or for the account of Interiors, without first receiving the approval of the Board of Directors of Decor.

         3. Paragraphs (B) and (C) of this Amendment shall survive the termination of the Existing Agreement.

         4. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         5. Except as otherwise specifically set forth herein, all of the terms and provisions of the Existing Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day first above written.


                                            DECOR GROUP, INC.


                                            By: /s/ Donald Feldman
                                               -------------------------
                                               Name:  Donald Feldman
                                               Title: President


                                            INTERIORS, INC.


                                            By: /s/ Max Munn
                                               -------------------------
                                               Name:  Max Munn
                                               Title: President

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